Exhibit 10.102

CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE

(BUILDING LOAN)

$37,912,500.00	New York, New York

May 1, 2007

THIS CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE (BUILDING LOAN) (this “Note”) is made this 1st day of May, 2007, by and between 415 GREENWICH FEE OWNER LLC, a Delaware limited liability company, as maker, having its principal place of business at 155 East 55th Street, Suite 6D, New York, New York 10022 (“Borrower”), hereby unconditionally promises to pay to the order of AIG ANNUITY INSURANCE COMPANY, a Texas corporation, as lender, having an address at 1999 Avenue of the Stars, 38th Floor, Century City, Los Angeles, California 90067-6022 (“Lender”).

W I T N E S S E T H:

WHEREAS, on February 4, 2005, CORUS Bank, N.A., a national association (“CORUS”), made a building loan to Borrower in the maximum principal amount of $35,000,000.00 (the “CORUS Building Loan”) pursuant to the terms of that certain Building Loan Agreement dated February 4, 2005 between Corus and Borrower (the “CORUS Loan Agreement”);

WHEREAS, on February 28, 2006, CORUS assigned its interest in the CORUS Loan Agreement to AIG Mortgage Capital, LLC, a Delaware limited liability company (“AIG Mortgage”), and AIG Mortgage assumed all of the funding obligations of CORUS under the CORUS Loan Agreement, pursuant to that certain Assignment and Assumption Agreement dated February 28, 2006, between Corus, as assignee, and AIG Mortgage, as assignor;

WHEREAS, in connection with such assignment and assumption, Borrower and AIG Mortgage agreed to amend and restate the CORUS Building Loan Agreement and the other documents executed and delivered in connection with the CORUS Building Loan (the CORUS Loan Agreement, together with such other documents executed and delivered in connection with the CORUS Building Loan, collectively, the “CORUS Loan Documents”), which amendment and restatement reflected, among other things, an increase in the maximum principal amount of the CORUS Building Loan to $37,500,000.00 (the “Original AIG Building Loan”);

WHEREAS, in connection with such amendment and restatement of the CORUS Loan Documents, Borrower and AIG Mortgage entered into that certain Amended and Restated Building Loan Agreement dated as of February 28, 2006, between Borrower and AIG Mortgage, as amended (as amended, the “Original AIG Building Loan Agreement”);

WHEREAS, the Original AIG Building Loan was evidenced by that certain Consolidated, Amended and Restated Promissory Note (Building Loan) dated February 28, 2006, made by Borrower in favor of AIG Mortgage (the “Original AIG Building Loan Note”) and secured by, among other things, that certain Consolidated, Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement (Building Loan) dated as of February

28, 2006, made by Borrower in favor of AIG Mortgage (the “Original AIG Building Loan Mortgage”; the Original AIG Building Loan Agreement, the Original AIG Building Loan Note, the Original AIG Building Loan Mortgage and all other documents executed and delivered in connection with the Original AIG Building Loan, collectively, the “Original AIG Building Loan Documents”);

WHEREAS, AIG Mortgage sold the Original AIG Building Loan to Greenwich Capital Financial Products, Inc., a Delaware corporation (“GCFP”), but retained an interest-only participation in the Original AIG Building Loan;

WHEREAS, GCFP created three participation interests in the Original AIG Building Loan, which participation interests were held by AIG Mortgage, American International Group, Inc., a Delaware corporation (“American International”), and GCFP;

WHEREAS, GCFP subsequently sold its participation interest to Greenwich Capital Commercial Funding Corp., a Delaware corporation, which in turn transferred such participation interest to LaSalle Bank National Association, in its capacity as the securitization trustee under a pooling and servicing agreement (“LaSalle”);

WHEREAS, pursuant to those certain assignments dated of even date herewith made by each of AIG Mortgage, American International, and Lasalle to Lender, each of AIG Mortgage, American International and LaSalle have assigned to Lender all of its respective rights and interests in and to the Original AIG Building Loan Documents;

WHEREAS, Borrower and Lender have agreed to amend and restate the Original AIG Building Loan Note and the other Original AIG Building Loan Documents, which amendment and restatement shall reflect, among other things, an increase in the maximum principal amount of the Original AIG Building Loan to $37,912,500.00 (the “Building Loan”);

WHEREAS, the Building Loan shall be comprised of two discrete tranches, as follows: (a) Tranche A in the principal amount $26,126,451.00 and (b) Tranche B in the maximum principal amount of $11,786,049.00;

WHEREAS, Lender is the lawful owner and holder of the indebtedness evidenced by the notes described on Schedule 1 attached hereto (collectively, the “Prior Notes”), which Prior Notes evidence a total existing outstanding principal indebtedness of Thirty-Seven Million Nine Hundred Twelve Thousand Five Hundred and No/100 Dollars ($37,912,500.00) (the “Consolidated Indebtedness”);

WHEREAS, Borrower and Lender desire to consolidate the Prior Notes and modify and restate the terms, covenants and conditions thereof in their entirety and in accordance with the terms and conditions set forth herein; and

WHEREAS, Borrower hereunder desires to be obligated under the Prior Notes as modified and restated hereby.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

A. Incorporation of Recitals. The recitals set forth above are hereby incorporated herein by this reference with the same force and effect as if fully set forth herein.

B. Consolidation of Prior Notes. The Prior Notes are hereby consolidated so that together they shall hereafter evidence a single indebtedness in the aggregate principal amount of the Consolidated Indebtedness. Borrower hereby assumes the obligations of the makers under the Prior Notes and acknowledges that it is indebted to Lender in accordance with the Prior Notes, as modified, amended and restated by this Note, and that the outstanding principal balance of the Prior Notes, as consolidated hereby, is, on the date hereof the amount of the Consolidated Indebtedness and that there are no defenses, offsets or counterclaims to the payment of same.

C. Waiver of Novation. Borrower acknowledges and agrees that this Note hereby consolidates, amends and restates the Prior Notes and that this Note is not intended to, nor shall it be construed to, constitute a novation of the Prior Notes or the obligations contained therein.

D. Modification of the Existing Note. The Prior Notes, as consolidated, are hereby modified, amended and restated in their entirety to read as follows:

[Text continues on the following page]

CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE

(BUILDING LOAN)

$37,912,500.00	New York, New York

As of May 1, 2007

FOR VALUE RECEIVED, 415 GREENWICH FEE OWNER LLC, a Delaware limited liability company, as maker, having its principal place of business at 155 East 55th Street, Suite 6D, New York, New York 10022 (“Borrower”), hereby unconditionally promises to pay to the order of AIG ANNUITY INSURANCE COMPANY, a Texas corporation, as lender, having an address at 1999 Avenue of the Stars, 38th Floor, Century City, Los Angeles, California 90067-6022 (“Lender”), or at such other place as the holder hereof may from time to time designate in writing, the maximum principal sum of THIRTY-SEVEN MILLION NINE HUNDRED TWELVE THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($37,912,500.00) or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Consolidated, Amended and Restated Promissory Note (Building Loan) (this “Note”) at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Second Amended and Restated Building Loan Agreement dated as of the date hereof between Borrower and Lender (as the same may hereafter be amended, modified, restated, renewed or replaced, the “Building Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Building Loan Agreement.

ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times and in the manner specified in Article II of the Building Loan Agreement, and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid (beyond the expiration of any applicable grace or cure periods) in accordance with the terms of the Building Loan Agreement.

ARTICLE 3: BUILDING LOAN DOCUMENTS

This Note is secured by the Building Loan Mortgage and the other Building Loan Documents. All of the terms, covenants and conditions contained in the Building Loan Agreement (including, without limitation, Section 10.24 and Section 10.28 thereof), the Building Loan Mortgage and the other Building Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Building Loan Agreement, the terms and provisions of the Building Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

Except as otherwise set forth in the Building Loan Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt (collectively, “Obligor”), to the extent permitted by law, do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Building Loan Agreement or the other Building Loan Documents made by written agreement between Lender or any Obligor shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any Obligor under this Note, the Building Loan Agreement or the other Building Loan Documents, except as set forth in such written agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Building Loan Agreement or the other Building Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Building Loan Agreement, the Building Loan Mortgage or any other Building Loan Document.

ARTICLE 7: TRANSFER

Upon the transfer of this Note in accordance with the terms of the Building Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Building Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter other than those arising out of matters which occur prior to the date of such transfer, unless expressly assumed by the transferee; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: INTENTIONALLY OMITTED

ARTICLE 9: GOVERNING LAW

(A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER, EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER AND LENDER EACH WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND LENDER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

STROOCK & STROOCK & LAVAN LLP

180 MAIDEN LANE

NEW YORK, NEW YORK 10038

ATTN: KAREN SCANNA, ESQ.

TEL: 212-806-6010

FAX: 212-806-6006

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

ARTICLE 10: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Building Loan Agreement.

ARTICLE 11: TRANCHES

The Building Loan shall be comprised of two discrete tranches, as follows: (a) Tranche A in the principal amount of $26,126,451.00 (“Tranche A”) and (b) Tranche B in the maximum principal amount of $11,786,049.00 (“Tranche B”). Immediately following the execution of this Note by Borrower, this Note shall be split into two separate notes, as follows: (i) Tranche A shall be evidenced by that certain Building Loan Promissory Note (Tranche A) made by Borrower in favor of Lender (the “Tranche A Note”); and (ii) Tranche B shall be evidenced by that certain Building Loan Promissory Note (Tranche B) made by Borrower in favor of Lender (the “Tranche B Note”). The outstanding principal amount of Tranche A shall bear interest at the LIBOR Rate or the Reference Rate, as applicable, plus two and seventy one-hundredths percent (2.70%). The outstanding principal amount of Tranche B shall bear interest at the LIBOR Rate or the Reference Rate, as applicable, plus three percent (3%). For the avoidance of doubt, the Tranche A Note and the Tranche B Note shall, upon execution and delivery of same to Lender, collectively evidence the principal indebtedness evidenced by this Note and shall not create any new or further indebtedness beyond the principal indebtedness hereunder.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

415 GREENWICH FEE OWNER LLC, a Delaware limited liability company

By:	/s/ Joel Silver
Name: Joel Silver
Title: Vice President